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                       UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF KANSAS

IN RE:                                             NEW YORK BAGEL
                                                   CASE NO.     00-10275
        DEBTOR(S)                                  CHAPTER 11


                               MONTHLY REPORT
                         FOR THE MONTH OF MAY, 2000


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                CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                             CASE NO.  00-10275

                                CHAPTER 11
                        MONTHLY REPORTING AFFIDAVIT
                     FOR THE MONTH ENDING MAY 24, 2000

1    PROVIDE THE FOLLOWING INFORMATION REGARDING SALARIES/WAGES
     PAID/DUE.

     GROSS AMOUNT OF EXECUTIVE SALARIES PAID                  9,230.76

               NAME                TITLE

     RICHARD R WEBB                C F O                      9,230.76

     GROSS AMOUNT OF OTHER WAGES PAID                      285,065.21

     WERE ANY WAGES/ SALARIES DUE BUT NOT PAID FOR THIS CURRRENT
     MONTH?  YES     NO    X   .  IF YES, PROVIDE THE EMPLOYEE'S NAME
     AND TITLE AND AMOUNT DUE.

2    PROVIDE THE FOLLOWING INFORMATION REGARDING TAXES PAID/DUE.

     ARE ALL POST-PETITION FEDERAL AND STATE TAXES PAID OR DEPOSITED
     FOR THE PERIOD?  YES       NO     X
     PROVIDE DOLLAR DETAIL OF TAXES FOR THIS PERIOD.

                                 AMOUNT DUE          TAXES PAID
     TYPE OF TAX                 FOR MONTH           DURING MONTH
                                              CK #   DATE               AMOUNT

     FEDERAL WITHHOLDING                      5074   MAY 16, 2000       22,592

     FICE WITHHOLDING            45,226.0  WIRE XFR  MAY 30, 2000       22,633

     EMPLOYER'S FICA

     STATE WITHHOLDING             NONE PAID AS OF MAY 24, 2000

     SALES TAX                     NON PAID AS OF MAY 24, 2000


     OTHER TAXES

     ATTACH PHOTOCOPIES OF IRS FORM 6123 AND SIMILAR RECEIPT FROM THE STATE TAXING AUTHORITY TO VERIFY THE DEPOSITS OR PAYMENTS

                                                                  PAGE 1 OF 3


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                  CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                              CASE NO.  00-10275

                                  CHAPTER 11
                         MONTHLY REPORTING AFFIDAVIT
                      FOR THE MONTH ENDING MAY 24, 2000

3    DOES ALL INSURANCE COVERAGE REMAIN IN EFFECT?   YES  X   NO

     TYPE                CARRIER             POLICY #            EXP DATE

     PROPERTY DAMAGE     TRAVELERS           BINDER 105403       JUNE 2000

     LIABILITY           TRAVELERS           BINDER 105422       JUNE 2000

     WORKERS COMP        PREFERRED EMPLYRS   BINDER 105382       JUNE 2000
                         PREFERRED EMPLYRS   BINDRE 105402       JUNE 2000

     OTHER

     AUTOMOBILE          TRAVELERS           BINDER 105423       JUNE 2000

     PROPERTY/LIABILITY  TRAVELERS           BINDER 105420       JUNE 2000

4    DO ALL REQUIRED LICENSES REMAIN IN EFFECT?   YES   X    NO
               DESCRIPTION                   RENEWAL DATE

               FOOD/HEALTH                   VARIES BY STORE

5    LIST DEBTS INCURRED WHICH HAVE NOT BEE PAID.
     (I.E. UTLITY BILLS, REPAIR BILLS, PROFESSIONAL FEES)

     DATE INCURRED                 CREDITOR            PURPOSE   AMOUNT

     VARIOUS                       VARIOUS                       7,685.46
                  SCHEDULE 5A






                                               TOTAL            15,574.26


                                                       PAGE 2 OF 3


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                 CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                             CASE NO.  00-10275

                                 CHAPTER 11
                        MONTHLY REPORTING AFFIDAVIT
                    FOR THE MONTH ENDING APRIL 26, 2000

6    CHECK [ X]  THAT THE FOLLOWING FORMS ARE ATTACHED:

     RECEIPTS AND DISBURSEMENTS STATEMENT              X

     INCOME STATEMENT                                  X

     BALANCE SHEET (QUARTERLY ONLY)                    X

     COPY OF BANK STATEMENT (S)                        X

     FORM 6123                                         X

     COPY OF CHAPTER 11 QUARTERLY FEE
               PAYMENT REPORT (INCLUDE FOR MONTH
               DURING WHICH FEE IS PAID)

I (WE) DECLARE UNDER PENALTY OF PERJURY THAT THIS REPORT AND ATTACHED STATEMENTS ARE TRUE AND CORRECT TO THE BEST OF MY (OUR) KNOWLEDGE AND BELIEF.


DATED:  JUNE 16, 2000    DEBTOR:                                        *

                         CO-DEBTOR:                                    **


* THIS REPORT MUST BE SIGNED BY AN INDIVIDUAL HAVING SUFFICIENT KNOWLEDGE OF THE FACTS TO MAKE A TRUTHFUL AND FULL STATEMENT.

**   IF THIS IS A JOINT PETITION, BOTH HUSBAND AND WIFE MUST SIGN.

     NOTE:     THIS REPORT AND ATTACHED STATEMENTS ARE DUE FOR EACH
               CALENDAR MONTH PERIOD FROM TIME OF FILING PETITION (FIRST REPORT WILL BE FOR A SHORT PERIOD) UNTIL THE CASE IS DISMISSED, CONVERTED OR A PLAN IS CONFIRMED. THE REPORT IS DUE THE 15TH OF THE MONTH FOLLOWING THE REPORTING PERIOD. (IE. JANUARY REPORT IS DUE FEBRUARY 15TH)


REV. 6/93                                                        PAGE 3 OF 3


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                CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                             CASE NO.  00-10275

                                 CHAPTER 11
                        MONTHLY REPORTING AFFIDAVIT
                    FOR THE MONTH ENDING MAY 24, 2000

                              BALANCE SHEET


ASSETS

       CASH                                            57,147.70
       ACCOUNTS RECEIVABLE                                     -
       ACCOUNTS RECEIVABLE - ATOMIC BURRITO           175,000.00
       CREDIT CARD RECEIVABLE                                  -
       INTERCOMPANY - NEW WORLD                      (109,956.16)
       NOTES RECEIVABLE                                10,510.98
       INVENTORY                                      158,586.84
       PREPAID - OTHER                                         -
       PREPAID INCOME TAXES                            65,470.91

       TOTAL CURRENT ASSETS                                          356,760.27

       INVESTMENT IN LAB                            2,787,938.43
       DEPOSITS                                        10,729.15
       LEASE ACQUISITION COST                          89,980.75

       TOTAL OTHER ASSETS                                          2,888,648.33

       RESTAURANT EQUIPMENT                         2,170,053.34
       FURNITURE & FIXTURES                           149,035.00
       LEASEHOLD IMPROVEMENTS                       2,837,165.84
       DELIVERY VEHICLES                               52,902.51
       ACCUMULATED DEPRECIATION                    (1,794,722.31)
       IMPAIRMENT RESERVE                            (531,370.54)

       TOTAL FIXED ASSETS                                          2,883,063.84

       TOTAL ASSETS                                                6,128,472.44

PROVIDE AGING DETAIL OF ACCOUNTS RECEIVABLE BELOW.

       DETAIL OF ALL ACCOUNTS RECEIVABLE      RELATED
                                              PARTIES              OTHERS

       0 - 30 DAYS OLD
       31 - 60 DAYS OLD
       61 - 90 DAYS OLD
       OVER 90 DAYS OLD                      175,000.00
                    TOTAL

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                CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                             CASE NO.  00-10275

                                 CHAPTER 11
                        MONTHLY REPORTING AFFIDAVIT
                     FOR THE MONTH ENDING MAY 24, 2000

                              BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

CURRENT:
       PRE-PETITION:
       TRADE ACCOUNTS PAYABLE                         960,172.42
       ACCOUNTS PAYABLE - LAB                         495,027.23
       ACCRUED PAYROLL                                         -
       ACCRUED LEGAL                                   19,350.34
       ACCRUED AUDIT                                   25,000.00
       ACCRUED PROPERTY TAXES                          91,377.46
       ACCRUED INTEREST                                60,871.68
       ACCRUED OTHER                                    4,783.00
       ACCRUED INSURANCE                                       -
       CLOSED LEASE RESERVES                          283,995.38

       POST-PETITION:
       TRADE ACCOUNTS PAYABLE                           7,685.46
       ACCOUNTS PAYABLE - LAB                                  -
       ACCOUNTS PAYABLE - PAYROLL TAXES                41,082.69
       ACCOUNTS PAYABLE - SALES TAXES                  94,327.23
       ACCRUED PAYROLL                                         -
       ACCRUED LEGAL                                           -
       ACCRUED AUDIT                                           -
       ACCRUED PROPERTY TAXES                                  -
       ACCRUED OTHER                                           -
       ACCRUED INSURANCE                               (4,746.31)

       TOTAL CURRENT LIABILITIES                                   2,078,926.58

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LONG TERM:
       PRE-PETITION
       NOTES PAYABLE - BANK OF AMERICA              1,532,395.71
       NOTES PAYABLE - STOCKHOLDERS                   200,000.00
       NOTES PAYABLE - COMMERCIAL EQUITY               85,387.77
       DEBENTURES PAYABLE                              48,710.93
       DEFERRED RENT                                   81,721.40
       DEFERRED TAXES PAYABLE                         (23,293.00)


       POST-PETITION
       NOTES PAYABLE - BANK OF AMERICA                100,000.00
       NOTES PAYABLE - STOCKHOLDERS                            -
       NOTES PAYABLE - COMMERCIAL EQUITY                       -

       OTHER

       TOTAL LONG-TERM LIABILITIES                                 2,024,922.81

       COMMON STOCK                                    46,675.00
       TREASURY STOCK                                 (17,974.90)
       ADDITIONAL PAID IN CAPITAL                  13,390,769.48
       RETAINED EARNINGS - PRIOR                  (10,950,940.95)
       RETAINED EARNINGS - CURRENT YEAR              (443,905.58)

       TOTAL SHAREHOLDERS EQUITY                                   2,024,623.05

       TOTAL LIABILITIES AND SHAREHOLDERS EQUITY                   6,128,472.44

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                 CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                            CASE NO.  00-10275

                                CHAPTER 11
                       MONTHLY REPORTING AFFIDAVIT
                    FOR THE MONTH ENDING MAY 24, 2000

                        INCOME STATEMENT - TOTALS


                                             PERIOD        YEAR TO DATE

     INCOME - SALES                        262,263.21      2,383,644.85
     FRANCHISE/ROYALTY                                        10,000.00
     OTHER INCOME                                2.00          4,563.03
     GAIN/(LOSS) OF SALE OF ASSETS           9,300.00       (234,216.85)

     TOTAL INCOME                          271,565.21      2,163,991.03

     COST OF SALES                         122,370.70      1,015,053.64

     GROSS MARGIN                          149,194.51      1,148,937.39

     SALARIES & BENEFITS                   111,218.37      1,002,412.72
     PAYROLL TAXES                           9,235.05         86,001.24

     TOTAL PAYROLL RELATED EXPENSES        120,453.42      1,088,413.96

     EXPENSES

     REPAIRS & MAINTENANCE                   8,375.27         52,085.11
     UTILITIES                              11,327.05         77,724.98
     RENT EXPENSE - BUILDINGS               (2,183.91)       132,129.28
     RENT EXPENSE - EQUIPMENT                  358.95          8,653.42
     RENT EXPENSE - VEHICLES                   655.88          5,487.51
     RENT EXPENSE - OTHER                                      1,257.20
     OPERATING SUPPLIES & EXPENSES          12,767.41         92,717.85
     CASH OVER/SHORT                         1,056.45         10,228.53
     SECURITY                                  144.69          1,032.26
     BANK/CREDIT CARD SERVICE CHARGES        1,607.17         11,570.70
     LEGAL/ACCOUNTING/CONSULTING             6,314.75         20,594.39
     INSURANCE - GENERAL/WORKERS COMP        2,692.34         45,055.33
     INSURANCE - HEALTH                      7,275.26         25,931.70
     TRAVEL EXPENSES                           484.44          4,857.36
     INTEREST EXPENSE                                         (1,738.08)
     ADVERTISING AND PROMOTIONS              1,522.67         16,841.47

     TOTAL EXPENSES                         52,398.42        504,429.01

     NET INCOME/(LOSS)                     (23,657.33)      (443,905.58)


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                CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                            CASE NO.  00-10275

                                CHAPTER 11
                    RECEIPTS AND DISBURSEMENTS STATEMENT
                     FOR THE MONTH ENDING MAY 24, 2000

1    BEGINNING CHECKBOOK BALANCE                                      49,977

2    CASH RECEIPTS FOR THE MONTH
               COLLECTION OF ACCOUNT RECEIVABLE             30,190
               CASH SALES                                  271,565
               SALARY                                            -
               PROCEED FROM LOANS                                -
               GOVERNMENT PAYMENTS                               -
               ADVANCES FROM NEW WORLD COFFEE              109,956
               OTHER (INTEREST, DIVIDENDS, GIFTS)                -


               TOTAL CASH RECEIPTS FOR THE MONTH                     411,711

3    CASH DISBURSEMENTS FOR THE MONTH

               PAYROLL                                     194,226
               PAYROLL TAXES                                45,226
               SALES TAXES
               PAID OUTS AT THE STORE LOCATIONS            107,752
               BANK STATEMENTS                               1,873
               ACCOUNTS PAYABLE CHECKS                      55,463
                                                                     404,540


4    ENDING CHECKBOOK BALANCE (1+2-3)                                 57,148


CASH SUMMARY - END OF MONTH

                         ACCOUNT NO OR LOCATION

PETTY CASH/CASH ON HAND            ALL STORES                          8,548

REGUALR CHECKING                   MAIN OPERATING ACCOUNT                906
                                   OKC MAIN ACCOUNT                   26,693
                                   TULSA MAIN ACCOUNT                  7,259
                                   WICHITA MAIN ACCOUNT                9,438
                                   ALABAMA MAIN ACCOUNT                    -
                                   CORPORATE ACCOUNT                      49
                                   ASSET ACCOUNT                       9,385
                                   STORE 11 ACCOUNT                      503
                                   STORE 12 ACCOUNT                    1,706
                                   STORE 13 ACCOUNT                    2,586

PAYROLL/TAX ACCOUNT                MAIN PAYROLL ACCT IN STILL         (9,925)

CD

OTHER

     TOTAL (SHOULD AGREE WITH 4. ABOVE)                               57,148


NOTE:  A COPY OF A BANK STATEMENT FROM EACH BANK ACCOUNT AND A
RECONCILIATION BETWEEN THE STATEMENT AND YOUR CHECKBOOK MUST ACCOMPANY THIS STATEMENT.



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                 CASE NAME:  NEW YORK BAGEL ENTERPRISES, INC.
                            CASE NO.  00-10275

                                CHAPTER 11
                       MONTHLY REPORTING AFFIDAVIT
           ATTACHMENT TO CASH RECEIPTS AND DISBURSEMENTS STATEMENT
                   FOR THE MONTH ENDING MAY 24, 2000

                           LIST OF DISBURSEMENTS


NAME OF VENDOR               CK #     DESCRIPTION            AMOUNT

KGE KANSAS GAS               51052    UTILITY                 2,073.32
TULSA CASH REGISTER          51053    REPAIR                    156.12
OGE                          51054    UTILITY                 1,716.56
SOUTHWESTERN BELL            51055    UTILITY                   264.93
CITY OF STILLWTAER           51056    UTILITY                   363.24
CITY OF THE VILLAGE          51057    UTILITY                   206.96
ONG                          51058    UTILITY                 1,632.12
PSO                          51059    UTILITY                   443.45
CITY OF NORMAN               51060    UTILITY                   782.64
AIRBORNE                     51061    SUPPLIES                  158.98
PF BUSINESS SYSTEMS          51062    SUPPLIES                  250.64
ADT SECURITY                 51063    SECURITY                  136.93
SOUTHWESTERN BELL            51064    UTILITY                   725.31
SOUTHWESTERN BELL            51065    UTILITY                   241.28
DIVERSEY LEVER               51066    SUPPLIES                  361.66
CITY OF OKC                  51067    UTILITY                   197.12
TULSA FRUIT                  51068    COST OF GOODS SOLD         62.35
UNIDIAL                      51069    UTILITY                   406.81
COX COMMUNICATIONS           51070    UTILITY                    96.84
FALCON CAPITAL               51071    RENTAL                    299.43
NUCO2                        51072    SUPPLIES                   31.82
PERFORMANCE SOUND            51073    REPAIR                     45.00
PAYROLL EXPRESS              51074    PAYROLL SERVICE           441.00
OKLAHOMA STATE DEPT OF H     51075    LICENSE                   100.00
PITNEY BOWES                 51076    SUPPLIES                   31.06
OGE                          51077    UTILITY                 1,142.29
SOUTHWESTERN BELL            51078    UTILITY                   122.09
CITY OF STILLWTAER           51079    UTILITY                 1,649.87
ONG                          51080    UTILITY                    76.23
PSO                          51081    UTILITY                   459.92
CITY OF TULSA                51082    UTILITY                   230.71
INSURANCE MANAGEMENT         51083    INSURANCE              10,723.00
SOUTHWESTERN BELL            51084    UTILITY                   239.91
CITY OF STILLWTAER           51085    UTILITY                   892.56
ONG                          51086    UTILITY                 1,296.06
PSO                          51087    UTILITY                   438.57
CITY OF NORMAN               51088    UTILITY                   324.82
SOUTHWESTERN BELL            51089    UTILITY                   800.87
LUCENT TECHNOLOGIES          51090    RENTAL                    313.15
CITY OF OKC                  51091    UTILITY                    88.33

IOS CAPITAL                  51092    RENTAL                    345.52
VOICESTREAM WIRELESS         51093    UTILITY                   109.45
PSO                          51094    UTILITY                   438.57
ALL AMERICAN WASTE           51095    UTILITY                   528.35
PAYROLL EXPRESS              51096    PAYROLL SERVICE           453.25
BFI WICHITA                  51097    UTILITY                   370.84
PRINCIPLE LIFE               51098    INSURANCE               5,674.23
DISTRICT COURT               51099    GARNISHMENT                95.33
COMMERCIAL EQUITY            51100    PROPERTY TAXES          3,195.16
BELL SOUTH                   51101     UTILITY                  150.74
TULSA CASH REGISTER          51102     REPAIR                   200.02
BFI TULSA                    51103     UTILITY                  249.98
QUALITY WATER                51104     UTILITY                   13.50
OGE                          51105     UTILITY                1,190.87
CITY OF STILLWTAER           51106     UTILITY                1,179.02
CITY OF VILLAGE              51107     UTILITY                  203.35
ONG                          51108     UTILITY                1,649.36
PSO                          51109     UTILITY                  500.37
CITY OF NORMAN               51110     UTILITY                  562.19
AIRBORNE                     51111     SUPPLIES                 248.36
SOUTHWESTERN BELL            51112     UTILITY                  877.99
SOUTHWESTERN BELL            51113     UTILITY                  227.29
DIVERSEY LEVER               51114     SUPPLIES                 480.35
CITY OF OKC                  51115     UTILITY                  228.45
TULSA FRUIT                  51116     COST OF GOODS SOLD        80.80
GET SOUTHWEST                51117     UTILITY                  154.70
UNIDIAL                      51118     UTILITY                  401.47
COX COMMUNICATIONS           51119     UTILITY                   93.94
FALCON CAPITAL               51120     RENTAL                   655.88
RANDY WEBB                   51121     TRAVEL                   326.21
PAYROLL EXPRESS              51122     PAYROLL SERVICE          420.50
IKON OFFICE                  51123     SUPPLIES                  60.00
AUDIO DIMENSIONS             51124     REPAIR                    45.00
IONEX                        51125     UTILITY                  351.48
MERCHANT TRANSACTION         51126     SUPPLIES                  89.00
FAHNESTOCK HEATING           51127     REPAIR                   223.00
DISTRICT COURT               51128     GARNISHMENT               70.38
PRINCIPLE LIFE               51129     INSURANCE              3,294.08



PAYROLL         (PAY ENDING 4/28 5/12 5/26 NET OF NEW W     194,226.00
PAYROLL TAXES                                                45,226.00
SALES TAXES         (NOT PAID AS OF 4/26/00)                         -

PAID OUTS
COST OF GOODS SOLD                                           85,552.95
UTILITIES
REPAIRS & MAINTENANCE                                         8,375.27
SUPPLIES                                                     12,767.41
CASH SHORTAGES                                                1,056.45

BANK STATEMENTS
SERVICE CHARGES                                                 848.60
EQUIPMENT RENTAL                                                 67.40
CREDIT CARD DISCOUNTS                                           838.59
BAD CHECKS                                                      118.41


          TOTAL DISBURSEMENTS FOR PERIOD                    404,540.01